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                                                                      EXHIBIT 32


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NTN Buzztime, Inc. (the "Registrant") on Form 10-K for the year ended December 31, 2005, I, Stanley B. Kinsey, Chief Executive Officer, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: March 23, 2006                      /s/ Stanley B. Kinsey
                                           -------------------------------------
                                           Stanley B. Kinsey,
                                           Chairman and Chief Executive Officer
                                           NTN Buzztime, Inc.


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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NTN Buzztime, Inc. (the "Registrant") on Form 10-K for the year ended December 31, 2005, I, Andy Wrobel, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: March 23, 2006                       /s/ Andy Wrobel
                                            -----------------------------------
                                            Andy Wrobel,
                                            Chief Financial Officer
                                            NTN Buzztime, Inc.